UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2014

LANTHEUS MEDICAL IMAGING, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-169785	51-0396366
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 Treble Cove Road, North Billerica, MA 01862

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (978) 671-8001

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On May 5, 2014, Lantheus Medical Imaging, Inc. (the “Company”) issued its financial results for the three months ended March 31, 2014 in its Quarterly Report on Form 10-Q. The Company is furnishing certain supplemental non-GAAP and other financial information relating to the three months ended March 31, 2014 and 2013 in the Current Report on Form 8-K.

The information in this Form 8-K shall be deemed “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SUMMARY CONSOLIDATED FINANCIAL DATA

The following tables set forth summary consolidated financial data for Lantheus MI Intermediate, Inc. and subsidiaries for the three months ended March 31, 2014 and 2013. The summary consolidated financial data set forth below is not necessarily indicative of future performance. You should read this information together with the Company’s condensed consolidated financial statements and consolidated financial statements included in the Company’s filings with the Securities and Exchange Commission (“SEC”) on Form 10-Q for the three months ended March 31, 2014 and Form 10-K for the year ended December 31, 2013, respectively (the Company’s “Periodic Reports”).

(Unaudited)	Three Months Ended March 31,
(In thousands)	2014	2013

Statement of Comprehensive Loss Data:
Revenues	$73,336	$71,018
Cost of goods sold	43,275	48,206
Sales and marketing expenses	9,498	9,797
General and administrative expenses	8,852	10,253
Research and development expenses	3,222	11,998

Operating income (loss)	8,489	(9,236)
Interest expense, net	(10,552)	(10,669)
Other (expense) income, net	(414)	721

Loss before income taxes	(2,477)	(19,184)
(Benefit) provision for income taxes	(1,192)	628

Net loss	$(1,285)	$(19,812)

Statement of Cash Flows Data:
Net cash flows used in:
Operating activities	$(15)	$(150)
Investing activities	(1,462)	(1,449)
Financing activities	(63)	(388)
Other Financial Data:
EBITDA(1)	$12,766	$(2,386)
Adjusted EBITDA Before Run-Rate Savings(1)	16,018	4,750
Adjusted EBITDA(1)	16,018	11,379
Capital expenditures	1,482	1,449

(1)	Adjusted EBITDA is defined as EBITDA (GAAP net income (loss), plus interest expense, net, provision of income taxes, depreciation and amortization), further adjusted to exclude unusual items and other adjustments required or permitted in calculating Adjusted EBITDA under the indenture governing our notes and the credit agreement for our revolving credit facility. Adjusted EBITDA Before Run-Rate Savings is defined as Adjusted EBITDA less certain run-rate cost savings, operating expense reductions and other expense and cost savings. Adjusted EBITDA and Adjusted EBITDA Before Run-Rate Savings are also used by management to measure operating performance and by investors to measure a company’s ability to service its debt and meet its other cash needs. Management believes that the inclusion of the adjustments to EBITDA applied in presenting Adjusted EBITDA is appropriate to provide additional information to investors about our performance across reporting periods on a consistent basis by excluding items that it does not believe are indicative of its core operating performance. Management believes that the inclusion of the adjustments to EBITDA applied in presenting Adjusted EBITDA are appropriate to provide additional information to investors about the Company’s performance across reporting periods on a consistent basis by excluding items that it does not believe are indicative of its core operating performance.

EBITDA, Adjusted EBITDA and Adjusted EBITDA Before Run-Rate Savings, the Company’s Non-GAAP Measures, as presented herein, are supplemental measures of the Company’s performance that are not required by, or presented in accordance with generally accepted accounting principles (“GAAP”). They are not measurements of the Company’s financial performance under GAAP and should not be considered as alternatives to net income (loss) or any other performance measures derived in accordance with GAAP or as alternatives to cash flow from operating activities as measures of the Company’s liquidity.

The Company’s Non-GAAP Measures may not be comparable to similarly titled measures of other companies and are not measures of performance calculated in accordance with GAAP. The Company has included information concerning EBITDA, Adjusted EBITDA and Adjusted EBITDA Before Run-Rate Savings in this report because it believes that such information is used by certain investors as one measure of a company’s historical performance.

The Company’s Non-GAAP Measures have limitations as analytical tools, and you should not consider them in isolation, or as a substitute for analysis of the Company’s operating results or cash flows as reported under GAAP. Some of these limitations are:

•	they do not reflect the Company’s cash expenditures, or future requirements, for capital expenditures or contractual commitments;

•	they do not reflect changes in, or cash requirements for, the Company’s working capital needs;

•	they do not reflect the significant interest expense or the cash requirements necessary to service interest or principal payments, on the Company’s debt;

•	although depreciation is a non-cash charge, the assets being depreciated will often have to be replaced in the future, and Non-GAAP Measures do not reflect any cash requirements for such replacements;

•	they are not adjusted for all non-cash income or expense items that are reflected in the Company’s statements of cash flows; and

•	other companies in the Company’s industry may calculate these measures differently than the Company does, limiting their usefulness as comparative measures.

Because of these limitations, Non-GAAP Measures should not be considered as measures of discretionary cash available to the Company’s to invest in the growth of its business. The Company compensates for these limitations by relying primarily on its GAAP results and using Non-GAAP Measures only for supplemental purposes.

For the Company’s GAAP results, please see the condensed consolidated financial statements and consolidated financial statements included in the Company’s Periodic Reports filed with the SEC.

The following tables provide a reconciliation of our net loss to the Company’s Non-GAAP Measures for the periods presented:

(Unaudited)	Three Months Ended March 31,
(In thousands)	2014	2013

Net loss	$(1,285)	$(19,812)
Interest expense, net	10,552	10,669
Provision (benefit) for income taxes(a)	(1,017)	189
Depreciation and amortization	4,516	6,568

EBITDA	12,766	(2,386)
Non-cash stock-based compensation	284	257
Legal fees(b)	234	268
Asset write-off(c)	420	1,100
Severance and recruiting costs(d)	85	4,091
Sponsor fee and other(e)	251	257
New manufacturer costs(f)	1,978	1,163

Adjusted EBITDA Before Run-Rate Savings	$16,018	$4,750
Run-rate savings(g)	—	6,629

Adjusted EBITDA	$16,018	$11,379

(a)	Represents provision for income taxes less tax indemnification associated with an agreement with Bristol-Myers Squibb.
(b)	Represents legal services expenses incurred in connection with our business interruption claim associated with the NRU reactor shutdown in 2009 to 2010.
(c)	Represents non-cash losses incurred associated with the write-down of inventory.
(d)	Represents primarily severance and recruitment costs related to employees, executives and directors.
(e)	Represents annual sponsor monitoring fee and related expenses.
(f)	Represents internal and external costs associated with establishing new manufacturing sources for our commercial products and agents in development.
(g)	Represents run-rate cost savings, operating expense reductions and other expense and cost-savings which were realized for the three months ended March 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANTHEUS MEDICAL IMAGING, INC.

	By:	/s/ Michael P. Duffy
	Name:	Michael P. Duffy
	Title:	Vice President and General Counsel

Date: May 5, 2014